UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  June 16, 2011

Date of Earliest Event Reported:  June 10, 2011

AdCare Health Systems, Inc.

(Exact Name of Registrant as specified in its Charter)

Ohio	31-1332119
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
5057 Troy Rd, Springfield, OH	45502-9032
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code

(937) 964-8974

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c)).

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On June 10, 2011, Mountain Trace ADK, LLC, a wholly owned subsidiary of AdCare Health Systems, Inc. (the “Company”) entered Promissory Notes in the aggregate principal amount of $1,000,000 (the “Notes”).  The Notes mature April 1, 2013, and bear interest at the per annum rate equal to 11%  payable quarterly in arrears the first day of each January, April, July and October beginning July 1, 2011.  The Notes are subject to mandatory prepayment in the aggregate principal amount of $250,000 on each of October 1, 2011, April 1, 2012 and October 1, 2012.  The Notes may also be prepaid without penalty by providing fifteen days prior notice.  The Company received proceeds of $895,000 net of legal and other financing costs.  The Company plans to use the proceeds for general corporate purposes.

Item 9.01.  Financial Statements and Exhibits.

(d)

Exhibits

Exhibit Number	Description of Exhibit
10.1	Form of Promissory Note

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date:  June 16, 2011

ADCARE HEALTH SYSTEMS, INC.

By:  /s/Martin D. Brew

Name: Martin D. Brew

Title:  Chief Financial Officer

Exhibit 10.1

PROMISSORY NOTE

  THIS PROMISSORY NOTE HAS NOT BEEN, AND WILL NOT BE, REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “1933 ACT”) OR THE SECURITIES LAWS OF ANY STATE.  THIS PROMISSORY NOTE CANNOT BE TRANSFERRED UNLESS (A) SUBSEQUENTLY REGISTERED UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS, OR (B) EXEMPTIONS FROM SUCH REGISTRATIONS ARE AVAILABLE.  THE PAYEE OF THIS PROMISSORY NOTE, BY THE PAYEE’S ACCEPTANCE HEREOF, WILL BE DEEMED TO HAVE REPRESENTED AND AGREED THAT HE OR SHE IS ACQUIRING THIS PROMISSORY NOTE FOR HIS OR HER OWN ACCOUNT, AND NOT WITH THE VIEW TOWARD RESALE, DISTRIBUTION, SUBDIVISION, OR FRACTIONALIZATION THEREOF.

$ ___, ___.__                                                                                                June __, 2011

FOR VALUE RECEIVED, MOUNTAIN TRACE NURSING ADK, LLC, an Ohio limited liability company (the “Maker”), hereby promises to pay to the order of _____________________ (the “Payee”) the principal amount of ____________ Thousand Dollars ($___,___.__), together with simple interest thereon at the rate of Eleven Percent (11.00%) per annum.  This Note is one of a series of promissory notes (collectively, including this Note, the “Notes”), all of which are of like tenor except as to denomination, are issued on a parity basis, and do not, in the aggregate, exceed $1,000,000.00 in principal amount.  The principal amount of this Note shall become due and payable on April 1, 2013 (the “Principal Amount Due Date”).  This Note will bear interest at the per annum rate of eleven percent (11%).  Interest on the principal amount of this Note outstanding from time to time, from the date thereof, to the day on which all such principal shall be repaid (whether on the Principal Amount Due Date or otherwise), shall be paid in arrears, quarterly, on the first day of each January, April, July and October, beginning July 1, 2011, and contemporaneously with the final payment of the principal amount of this Note.

All of the Notes will be subject to mandatory prepayment in the aggregate principal amount (for all Notes) of $250,000 on each of October 1, 2011, and April 1 and October 1, 2012.  The Maker may also prepay the Notes in whole or in part, at any time, upon fifteen (15) days’ prior notice, without penalty or premium, but with accrued interest on the principal amount prepaid, to the date of such prepayment.  Upon any prepayment in part of the Notes, whether optional or mandatory, the Notes will be prepaid proportionately.  Provided, however, that the portion of any Note to be prepaid will be in the principal amount of $1,000 or any integral multiple thereof.

   Upon the occurrence of an Event of Default (as hereinafter defined), the Payee shall be entitled to collect a late charge of one and one-half percent (1.50%) of such principal and  accrued interest for each month or part thereof that principal or accrued interest remains past due and unpaid (the “Late Charge”).  Provided, however, that no Late Charge shall accrue from and after an acceleration of the principal amount of this Note as herein provided.

The Maker’s obligations hereunder are guaranteed by AdCare Health Systems, Inc., a publicly-held Ohio corporation (“AdCare”), the common stock of which is traded on the New York Stock Exchange and the American Stock Exchange under the symbol “ADK”, pursuant to a Guaranty Agreement in favor the holders of the Notes (the “AdCare Guaranty Agreement”).

Each of the following events is hereby defined as, and is declared to be and to constitute, an “Event of Default”:

(a)   Failure of the Maker to make a payment of interest or principal as required herein for a period of five (5) days after receipt of notice from the Payee that the same was not paid when due.

(b)   Any proceeding under the Bankruptcy Code or any law of the United States or of any state relating to insolvency, receivership, or debt adjustment being instituted by the Maker or AdCare, or any such proceeding being instituted against the Maker or AdCare, and being consented to by the Maker or AdCare, as the case may be, or remaining undismissed for sixty (60) days, or the Maker’s making, or AdCare’s making, an assignment for the benefit of creditors, admitting in writing an inability to pay debts generally as they become due, or becoming insolvent.

(c)   The occurrence of any event of default which remains uncured after the expiration of any applicable cure period under any other Note, or any other instrument creating, evidencing or guarantying any other indebtedness for borrowed money of the Maker, or AdCare, or any other entity in which AdCare has an equity interest.

(d)   The occurrence of any event of default which remains uncured after the expiration of any applicable cure period under the AdCare Guaranty Agreement.

Whenever any Event of Default shall have happened, any of the following remedial steps may be taken:

(a)   The Payee may declare immediately due and payable all sums which the Maker is obligated to pay to the Payee pursuant to this Note or otherwise, together with any interest accrued thereon, late charges, as provided for herein, and reasonable counsel fees and costs of suit incurred for the collection of the same.

(b)   Upon the occurrence of any Event of Default and upon acceleration of the entire unpaid principal balance of the amount owned by the Maker to the Payee hereunder, interest shall continue to accrue thereafter, to the extent legally permissible, at a rate of eighteen percent (18.00%) per annum, until the principal amount hereof, together with all interest accrued thereon, shall be paid in full, including the period following entry of any judgment.  Both before and after any Event of Default, interest shall be computed on the basis of a 360-day year and the actual number of days elapsed.

(c)   If the Payee shall retain the services of counsel as a result of any Event of Default under this Note, the Maker shall pay the costs incurred by the Payee in connection with proceedings to recover any sums due hereunder.

No right or remedy herein conferred upon or reserved to the Payee is intended to be exclusive of any other right or remedy herein or by law provided, but each shall be cumulative and in addition to every other right or remedy herein given or now or hereafter existing at law or in equity or by statute, and may be pursued singly, successively or together at the sole discretion of the Payee and may be exercised as often as the occasion shall occur.

The Maker waives presentment, demand and protest, and consents to any number of renewals or extensions of the time of payment hereof without notice.  The granting, without notice, of any extension of time for the payment of any sum due under this Note or for the performance of any covenant, condition or agreement thereof, or the taking or release of any other security shall in no way release or discharge the liability of the Maker.  No waiver by the Payee of any breach by the Maker of any of its obligations, agreements or covenants herein shall be a waiver of any subsequent breach or of any obligation, agreement or covenant, nor shall any forbearance by the Payee of its rights or remedies be a waiver with respect to that or any other breach.

Time is of the essence in the Maker’s performance of all of its obligations under this Note.

Any notices or other communication to be given under this Note may be given by delivering the same in writing as follows:

As to the Maker:

Mountain Trace Nursing ADK, LLC

5057 Troy Road

Springfield, Ohio 45502

Attn:  Manager

As to the Payee:

_____________________________

_____________________________

_____________________________

Whenever used in this Note, unless the context clearly indicates a contrary intent:

(a)   The use of the masculine gender shall include the feminine or neuter genders, and vice versa, as the context may require; and

(b)   The singular number shall include the plural and the plural the singular as the context may require.

This Note shall be governed and construed in accordance with the substantive laws of the State of Georgia.

IN WITNESS WHEREOF, the Maker has duly executed this Note on the day and year first above written.

MOUNTAIN TRACE NURSING ADK, LLC

 By:  ______________________________

    Christopher F. Brogdon

   Manager